11. Employee and Director Benefit Programs (Details 2) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Employee And Director Benefit Programs Details 2
Service cost	$ 348	$ 346	$ 334
Interest cost	68	67	65
Net periodic cost	$ 416	$ 413	$ 399
Weighted average discount rate assumption used to determine benefit obligation	5.49%	5.47%	5.47%